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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated February 23, 1996 included in this Annual Report on Form 10-K of Orchard Supply Hardware Stores Corporation (the "Company"), into the Company's previously filed Registration Statements Nos. 33-72146 and 33-67902 on Form S-8.



                                       /s/ ARTHUR ANDERSEN LLP



San Jose, California
April 9, 1996